UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

SCHEDULE 14A

___________________

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

International Media Acquisition Corp.
(Name of Registrant as specified in its Charter)

_______________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

INTERNATIONAL MEDIA ACQUISITION CORP.

1604 US Highway

130 North Brunswick, NJ, 08902

(212) 960-3677

___________________

PROXY STATEMENT FOR ANNUAL GENERAL MEETING

OF STOCKHOLDERS OF INTERNATIONAL MEDIA ACQUISITION CORP.

Dear Stockholders:

You are cordially invited to attend the Annual General Meeting (the “Annual General Meeting”) of International Media Acquisition Corp., a Delaware limited liability company (“IMAQ”, the “Company,” “we,” “us” or “our”), to be held on February 13, 2024, at 9:00 a.m., Eastern Time, at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, NY 10154, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. You will be able to attend the Annual General Meeting online, vote, and submit your questions during the Annual General Meeting by visiting https://loeb.zoom.us/j/99491880089?pwd=TStJNCtmM2lGV1RnN2FiS1R1WmhXQT09 or dialing 929 205-6099 or 877 853-5257 using the following information:

Meeting ID: 994 9188 0089

Passcode: 024050

While stockholders are encouraged to attend the meeting virtually, you will be permitted to attend the Annual General Meeting in person at the offices of Loeb & Loeb LLP. The accompanying proxy statement is dated January 31, 2024, and is first being mailed to stockholders of the Company on or about February 2, 2024. The Notice of Annual Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter are also available at www.imac.org.in/AGM/default.aspx.

Even if you are planning on attending the Annual General Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Annual General Meeting. It is strongly recommended that you complete and return your proxy card before the Annual General Meeting date to ensure that your shares will be represented at the Annual General Meeting. Instructions on how to vote your shares are on the proxy materials you received for the Annual General Meeting.

The Annual General Meeting is being held to consider and vote upon the following proposal:

•	Director Proposal — To elect seven individuals to serve as directors until the expiration of their terms or until his or her respective successor has been duly elected and qualified or until his or her earlier resignation, removal or death. This proposal is referred to as the “Director Proposal”.

The Director Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully the proposal in the accompanying proxy statement before you vote.

The Board has fixed the close of business on January 25, 2024 (the “Record Date”) as the date for determining stockholders entitled to receive notice of and vote at the Annual General Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual General Meeting or any adjournment thereof.

Sincerely,

/s/ Shibasish Sarkar
Shibasish Sarkar
Chairman
January 31, 2024

This proxy statement is dated January 31, 2024

and is first being mailed to our stockholders with the form of proxy on or about February 2, 2024.

IMPORTANT

Whether or not you expect to attend the Annual General Meeting, you are respectfully requested by the Company’s Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Annual General Meeting.

International Media Acquisition Corp.

1604 US Highway

130 North Brunswick, NJ, 08902

(212) 960-3677

NOTICE OF THE ANNUAL GENERAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 13, 2024

NOTICE IS HEREBY GIVEN that an Annual General Meeting (the “Annual General Meeting”) of International Media Acquisition Corp., a Delaware limited liability company (the “Company”) , will be held on February 13, 2024, at 9:00 a.m., Eastern Time, at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, NY 10154, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and will be available to attend virtually via the Internet. You will be able to attend the Annual General Meeting online, vote and submit your questions during the Annual General Meeting by visiting https://loeb.zoom.us/j/99491880089?pwd=TStJNCtmM2lGV1RnN2FiS1R1WmhXQT09 or dialing 929 205-6099 or 877 853-5257 using the following information:

Meeting ID: 994 9188 0089

Passcode: 024050

While stockholders are encouraged to attend the meeting virtually, you will be permitted to attend the Annual General Meeting in person at the offices of Loeb & Loeb LLP. The Annual General Meeting will be held to elect seven individuals to serve as directors until the expiration of their terms or until his or her respective successor has been duly elected and qualified or until his or her earlier resignation, removal or death. If they are elected, Sanjay Wadhwa and Shibasish Sarkar will be elected as Class I directors, Claudius Tsang and Yu-Ping Edward Tsai will be elected as Class II directors, and Daung-Yen Lu, Jim Chen, and Joseph Hung will be elected as Class III directors. The term of the (i) Class I directors will end at our annual meeting held in 2025, (i) Class II directors will end at our annual meeting held in 2026, and (i) Class III directors will end at our annual meeting held in 2027.

Only stockholders of record of the Company as of the close of business on January 25, 2024 are entitled to notice of, and to vote at, the Annual General Meeting or any adjournments and/or postponements thereof. Each share of common stock entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 7,522,430 shares of common stock issued and outstanding, including 975,530 public shares. The Company’s rights and warrants do not have voting rights in connection with the proposal.

Your vote is important. Proxy voting permits stockholders unable to attend the Annual General Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Annual General Meeting by following the instructions included in this proxy statement and on the proxy card. It is strongly recommended that you complete and return your proxy card before the Annual General Meeting date to ensure that your shares will be represented at the Annual General Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your shares of common stock, please contact Advantage Proxy, Inc., our proxy solicitor, by emailing ksmith@advantageproxy.com.

By Order of the Board,

/s/ Shibasish Sarkar
Chairman of the Board of Directors
January 31, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL GENERAL MEETING TO BE HELD ON FEBRUARY 13, 2024

This Notice of Annual General Meeting and Proxy Statement are available at

https://www.imac.org.in/AGM/default.aspx

i

INTERNATIONAL MEDIA ACQUISITION CORP.

PROXY STATEMENT

FOR THE ANNUAL GENERAL MEETING

To Be Held at 9:00 a.m., Eastern Time, on February 13, 2024

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the board of directors (the “Board”) for use at the Annual General Meeting of International Media Acquisition Corp., a Delaware limited liability company (the “Company,” “we,” “us” or “our”), and any adjournments and/or postponements thereof (the “Annual General Meeting”). The Annual General Meeting will be held on February 13, 2024, at 9:00 a.m., Eastern Time, at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, NY 10154, and will be available to attend virtually via the Internet. You will be able to attend the Annual General Meeting online, vote and submit your questions during the Annual General Meeting by visiting https://loeb.zoom.us/j/99491880089?pwd=TStJNCtmM2lGV1RnN2FiS1R1WmhXQT09 or dialing 929 205-6099 or 877 853-5257 using the following information:

Meeting ID: 994 9188 0089

Passcode: 024050

While stockholders are encouraged to attend the meeting virtually, you will be permitted to attend the Annual General Meeting in person at the offices of Loeb & Loeb LLP.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this proxy statement including, without limitation, regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of our Annual Report on Form 10-K for the year ended March 31, 2023 filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 14, 2023 and elsewhere in our filings with the SEC. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Annual General Meeting to be held in person or virtually on February 13, 2024, or at any adjournments and/or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposal to be considered at the Annual General Meeting.

What is being voted on?

You are being asked to vote on the following proposal:

1.

Director Proposal — To elect seven individuals to serve as directors until the expiration of their terms or until his or her respective successor has been duly elected and qualified or until his or her earlier resignation, removal or death. This proposal is referred to as the “Director Proposal”. If they are elected, Sanjay Wadhwa and Shibasish Sarkar will be elected as Class I directors, Claudius Tsang and Yu-Ping Edward Tsai will be elected as Class II directors, and Daung-Yen Lu, Jim Chen, and Joseph Hung will be elected as Class III directors. The term of the (i) Class I directors will end at our annual meeting held in 2025, (i) Class II directors will end at our annual meeting held in 2026, and (i) Class III directors will end at our annual meeting held in 2027.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual General Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described below. If any matters not described in this proxy statement are properly presented at the Annual General Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual General Meeting is adjourned, the proxy holders can vote the shares on the new Annual General Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

Can I attend the Annual General Meeting?

The Annual General Meeting will be held at 9:00 a.m., Eastern Time, on February 13, 2024, at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, NY 10154, or virtually via live webcast. You will be able to attend the Annual General Meeting online, vote and submit your questions during the Annual General Meeting by visiting https://loeb.zoom.us/j/99491880089?pwd=TStJNCtmM2lGV1RnN2FiS1R1WmhXQT09 or dialing 929 205-6099 or 877 853-5257 using the following information:

Meeting ID: 994 9188 0089

Passcode: 024050

We encourage you to access the Annual General Meeting webcast prior to the start time. While stockholders are encouraged to attend the meeting virtually, you will be permitted to attend the Annual General Meeting in person at the offices of Loeb & Loeb LLP. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares.

Where will I be able to find the voting results of the Annual General Meeting?

We will announce preliminary voting results at the Annual General Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual General Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual General Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

3

How do I change my vote?

Stockholders may send a later-dated, signed proxy card to the Company’s proxy solicitor, Advantage Proxy, Inc., Attention: Karen Smith, Toll Free:1-877-870-8565, Collect: 1-206-870-8565, E-mail: so that it is received prior to the vote at the Annual General Meeting (which is scheduled to take place on February 13, 2024). Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received prior to the vote at the Annual General Meeting, or by attending the Annual General Meeting, revoking their proxy and voting in person. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR,” and “WITHHELD” votes, abstentions and broker non-votes for the proposal. A stockholder’s failure to vote by proxy or to vote in person at the meeting will not be counted towards the number of shares of common stock required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that the proposal will be considered “non-discretionary” item.

Your broker, bank, or nominee can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to the proposal. We believe that the proposal is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Annual General Meeting.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual General Meeting for the Annual General Meeting to be properly held under our Charter. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding shares of common stock entitled to vote at the Annual General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that the proposal is a “non-discretionary” matter.

4

Who can vote at the Annual General Meeting?

Holders of our common stock as of the close of business on January 25, 2024, the Record Date, are entitled to vote at the Annual General Meeting. As of the Record Date, there were 7,522,430 shares of common stock issued and outstanding, including 975,530 public shares. In deciding all matters at the Annual General Meeting, each stockholder will be entitled to one vote for each share of common stock held by them on the Record Date.

Registered Stockholders. If our shares are registered directly in your name with our transfer agent, Continental, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual General Meeting.

Street Name Stockholders. If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of common stock at the Annual General Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

Does the Board recommend voting for the approval of the proposal?

Yes. After careful consideration of the terms and conditions of the proposal, the Board has determined that it is in the best interests of the Company and its stockholders to vote for all the nominees. The Board recommends that the Company’s stockholders vote “FOR” all of the director nominees.

How do I vote?

If you are a holder of record of the Company’s common stock on January 25, 2024, the Record Date for the Annual General Meeting, you may vote in person or by virtual attendance at the Annual General Meeting or by submitting a proxy for the Annual General Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Annual General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Annual General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Advantage Proxy, Inc. (“Advantage Proxy”) to assist in the solicitation of proxies for the Annual General Meeting. We have agreed to pay Advantage Proxy a fee of $8,500, plus associated disbursements for the Annual General Meeting, and will reimburse Advantage Proxy for its reasonable out-of-pocket expenses and indemnify Advantage Proxy against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of our common stock for their expenses in forwarding soliciting materials to beneficial owners of our common stock and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

5

Who can help answer my questions?

If you have questions about the Annual General Meeting or the proposal to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended March 31, 2023, and our subsequent Quarterly Reports on Form 10-Q, you should contact:

International Media Acquisition Corp.

1604 US Highway

130 North Brunswick, NJ, 08902

Telephone: (212) 960-3677

You may also contact the Company’s proxy solicitor at:

Advantage Proxy, Inc.

Toll Free: 1-877-870-8565

Collect: 1-206-870-8565

Email: ksmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

6

THE ANNUAL GENERAL MEETING

Date, Time, Place and Purpose of the Annual General Meeting

The Annual General Meeting will be held in person or by proxy on February 13, 2024, at 9:00 a.m., Eastern Time, at the offices of Loeb & Loeb LLP located at 345 Park Avenue, New York, NY 10154, or virtually via live webcast at https://loeb.zoom.us/j/99491880089?pwd=TStJNCtmM2lGV1RnN2FiS1R1WmhXQT09 or dialing 929 205-6099 or 877 853-5257 using the following information:

Meeting ID: 994 9188 0089

Passcode: 024050

to consider and vote upon the proposal to be put to the Annual General Meeting. While stockholders are encouraged to attend the meeting virtually, you will be permitted to attend the Annual General Meeting in person at the offices of Loeb & Loeb LLP.

At the Annual General Meeting, you will be asked to consider and vote on proposal to:

Director Proposal — To elect seven individuals to serve as directors until the expiration of their terms or until his or her respective successor has been duly elected and qualified or until his or her earlier resignation, removal or death. This proposal is referred to as the “Director Proposal”.   If they are elected, Sanjay Wadhwa and Shibasish Sarkar will be elected as Class I directors, Claudius Tsang and Yu-Ping Edward Tsai will be elected as Class II directors, and Daung-Yen Lu, Jim Chen, and Joseph Hung will be elected as Class III directors.  The term of the (i) Class I directors will end at our annual meeting held in 2025, (i) Class II directors will end at our annual meeting held in 2026, and (i) Class III directors will end at our annual meeting held in 2027.

Voting Power; Record Date

Only stockholders of record of the Company as of the close of business on January 25, 2024, are entitled to notice of, and to vote at, the Annual General Meeting or any adjournments and/or postponements thereof. Each share of common stock entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 7,522,430 shares of common stock issued and outstanding, including 975,530 public shares. The Company’s rights and warrants do not have voting rights in connection with the proposal.

Quorum and Vote of Stockholders

A quorum is the minimum number of shares required to be present at the Annual General Meeting for the Annual General Meeting to be properly held under our Charter. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of  a majority of the issued and outstanding shares of common stock entitled to vote at the Annual General Meeting constitutes a quorum. Shares of common stock that are present virtually during the Annual General Meeting constitute shares of common stock represented “in person.” Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe the proposal constitutes a “non-discretionary” matter.

Votes Required

The seven persons receiving a plurality of the votes cast will be elected to the Board. Abstentions and broker non-votes will have no effect on the election of directors.

A stockholder’s failure to vote by proxy or to vote in person at the Annual General Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

7

Voting

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Annual General Meeting in the manner you direct. You may vote for or withhold your vote for the director nominees or you may abstain from voting. All valid proxies received prior to the Annual General Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the director nominees and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual General Meeting.

You can vote your shares at the Annual General Meeting in person or by proxy. You may attend the Annual General Meeting via live webcast. You will be able to attend the Annual General Meeting online, vote and submit your questions during the Annual General Meeting by visiting by visiting https://loeb.zoom.us/j/99491880089?pwd=TStJNCtmM2lGV1RnN2FiS1R1WmhXQT09 or dialing 929 205-6099 or 877 853-5257 using the following information:

Meeting ID: 994 9188 0089

Passcode: 024050

You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Annual General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe the proposal constitutes a “non-discretionary” matter.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Advantage Proxy,  Inc., by calling Toll Free: 1-877-870-8565, Collect: 1-206-870-8565, or emailing: ksmith@advantageproxy.com.

Revocability of Proxies

Stockholders may send a later-dated, signed proxy card to the Company at International Media Acquisition Corp., 1604 US Highway, 130 North Brunswick, NJ, 08902, Attention: Secretary, so that it is received prior to the vote at the Annual General Meeting (which is scheduled to take place on February 13, 2024) or attend the Annual General Meeting in person or virtually and vote. Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received prior to the vote at the Annual General Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Annual General Meeting

The Annual General Meeting will be held in person or by proxy at 9:00 a.m., Eastern Time, on February 13, 2024, at the offices of Loeb & Loeb LLP, located at 901 New York Avenue, NW, Suite 300, Washington, DC 20001, or virtually via live webcast online at  https://loeb.zoom.us/j/99491880089?pwd=TStJNCtmM2lGV1RnN2FiS1R1WmhXQT09 or dialing 929 205-6099 or 877 853-5257 using the following information:

Meeting ID: 994 9188 0089

Passcode: 024050

While stockholders are encouraged to attend the meeting virtually, you will be permitted to attend the Annual General Meeting in person at the offices of Loeb & Loeb LLP. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Annual General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

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Solicitation of Proxies

The Company is soliciting proxies for use at the Annual General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Annual General Meeting. We have agreed to pay Advantage Proxy, Inc. a fee of $8,500, plus associated disbursements for the Annual General Meeting, and will reimburse Advantage Proxy, Inc. for its reasonable out-of-pocket expenses and indemnify Advantage Proxy against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of our outstanding common stock for their expenses in forwarding soliciting materials to beneficial owners of our outstanding common stock and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies. You may contact Advantage Proxy, Inc. at:

Advantage Proxy, Inc.

Toll Free: 1-877-870-8565

Collect: 1-206-870-8565

Email: ksmith@advantageproxy.com

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

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THE DIRECTOR PROPOSAL

Overview

On November 10, 2023, Content Creation Media LLC (the “Sponsor”) and Shibasish Sarkar, (“Seller”, together with the Sponsor the “Sellers”) and the Company entered into a Securities Purchase Agreement (as amended on 31st January, 2024,  the “SPA” or the “Agreement”) with JC Unify Capital (Holdings) Limited (the “Buyer”). On December 12, 2023, Paul F. Pelosi Jr and, respectively, on December 17, 2023, each of David M. Taghioff, Deepak Nayar, Klaas P. Baks. and Suresh Ramamurthi, tendered their resignation as directors (the “Existing Closing Directors”). On 31st January, 2024, the Company appointed Yu-Ping Edward Tsai as director of the Company.

Nominees for Director

Our board of directors currently has three members, one of whom are deemed “independent” under SEC and Nasdaq rules.

At the Annual General Meeting, (i) Shibasish Sarkar, Yu-Ping Edward Tsai and Sanjay Wadhwa are up for re-election (“Existing Board”), and (ii) Claudius Tsang, Joseph Hung, Jim Chen and Daung-Yen Lu are up for election as new members of the Board of Directors.  If they are elected, Sanjay Wadhwa and Shibasish Sarkar will be elected as Class I directors, Claudius Tsang and Yu-Ping Edward Tsai will be elected as Class II directors, and Daung-Yen Lu, Jim Chen, and Joseph Hungwill be elected as Class III directors.  The term of the (i) Class I directors will end at our annual meeting held in 2025, (i) Class II directors will end at our annual meeting held in 2026, and (i) Class III directors will end at our annual meeting held in 2027.

If for some unforeseen reason the nominee is not available as a candidate for director, the proxies may be voted for such other candidate as may be nominated by the Board.

The following table sets forth information regarding (i) the positions and offices presently held with the Company by each director and executive officer, their age as of the Record Date, and (ii) the nominee directors. Proxies not marked to the contrary will be voted in favor of each such nominee’s election.

Name	Age	Position
Shibasish Sarkar(1)	51	Chairman, Director and CEO
Sanjay Wadhwa(1)	57	Director
Yu-Ping Edward Tsai	66	Independent Director
Claudius Tsang	47	Nominee Director and nominee CFO
Jim Chen	47	Nominee Director and nominee President
Joseph Hung	67	Nominee Independent Director
Daung-Yen Lu	80	Nominee Independent Director

(1) Mr. Sanjay Wadhwa and Mr. Shibasish Sarkar intends to resign their positions as directors and officers of the Company at the closing of the transaction contemplated by the SPA.

The following is a summary of the biographical information of our director-nominees:

Claudius Tsang, Nominee Director and nominee Chief Financial Officer

Claudius Tsang has over 20 years of experience in capital markets, with a strong track record of success in private equity, M&A transactions, and PIPE investments. Since 2022, Mr. Tsang has been the non-executive director of Unity Group Holdings International Limited (SEHK:1539), a publicly listed investment company engages in the leasing and trading of energy saving products in Hong Kong. During his 15-year career at Templeton from 2005 to 2007 and from 2008 to 2020, Mr. Tsang served in various positions, including Co-head of Private Equity (North Asia) at Templeton Asset Management Limited and a Partner of Templeton Private Equity Partners, Partner, Senior Executive Director, and Vice President. Mr. Tsang was responsible for the overall investment, management, and operations activities of Templeton Private Equity Partners in North Asia. His role encompassed overseeing the analysis and evaluation of opportunities for strategic equity investments in Asia. From July 2007 to June 2008, Mr. Tsang joined Lehman Brothers, where he managed private equity projects in Hong Kong, China, Taiwan and the United States. Mr. Tsang served as the Chief Executive Officer and Chairman of Model Performance Acquisition Corp., from March 2021 and July 2021 respectively, until it closed its business combination with MultiMetaVerse Inc. in January 2023. Since November 2022, he has served as the Chief Executive Officer, Chairman and Director of A Paradigm Acquisition Corp. He previously served as the Chief Executive Officer and in June 2021 became the Chief Financial Officer of JVSPAC Acquisition Corp. He has served as the Chief Financial Officer of A SPAC II Acquisition Corp since July 2021 and as the Director and Chief Executive Officer of A SPAC (HK) Acquisition Corp since February 2022 and March 2022, respectively. Mr. Tsang served as a director of the CFA Society of Hong Kong from 2013 to 2019. Mr. Tsang obtained a postgraduate certificate in sustainable business from the University of Cambridge in 2023, a Master of Business Administration from the University of Chicago Booth School of Business in 2017, a bachelor’s degree in law from Tsinghua University in 2005, and a bachelor’s degree in engineering from the Chinese University of Hong Kong in 1998. Mr. Tsang is also a CFA charter holder.

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Jim Chen, Nominee Director and Nominee President

Jim Chen has over 20 years of experience in private equity, corporate finance, investment management, consulting and engineering across Asia. Since 2019, Mr. Chen has served as Chairman and CEO of JC Capital Taiwan Co., Ltd., a Taiwan-based investment firm, where he leads the firm's investment strategy and portfolio management and serves as General Partner of Wisdom Capital L.P. Since 2014, Mr. Chen founded and serves as Managing Director at JC Capital Limited, a Cayman Islands-based private placement fund that invests in secondary market in China with venture capital arm that invests in Semiconductor, AIIoT, EV & Clean Energy and to connect Taiwan with Silicon Valley covering artificial intelligence, robotics, smart manufacturing, and the IoT industries. From 2015 to 2018, Mr. Chen served as Managing Partner of Bridge Roots Capital, a Taiwan-based venture capital firm where he managed two VC funds in Taiwan and one PE fund in Cayman Islands with an approximately AUM of US$70 million at the time. From 2011 to 2015, Mr. Chen served as Executive Director at IIH Assets Management Group where he structured and managed fund-raising including VC/PE funds in China, focusing on sectors including Bio-medical, Consumer and TMT. From 2010 to 2011, Mr. Chen worked at AmTRAN Technology as a Senior Investment Manager and member of the CEO Office where he was responsible for planning and completing M&A deals and strategic investments in Greater China. In 2010, Mr. Chen served as Associate at STIC Investments, a pan-Asia private equity firm. From 2007 to 2010, Mr. Chen served as Investment Manager at Grand Asia Capital Services Pte. Ltd. (Yuanta Venture Capital). From 2002 to 2005, Mr. Chen served as intern at Merrill Lynch. From 2002 to 2004, Mr. Chen served as Account Manager at Lite-On Technology Corp. From 2001 to 2002, Mr. Chen served as Field Application Engineer at Behavior Tech Computer Corp. Mr. Chen obtained his MBA in Finance from Syracuse University between 2004 and 2006. Mr. Chen holds a Bachelor's degree in Engineering in Mechanical Engineering from National Tsing Hua University in Taiwan in 2001.

Joseph Hung, Nominee Independent Director

Joseph Hung has over three decades of experience in academia and business advisory. Dr. Hung is currently the President of Transcend Asset, Inc., a business advisory firm in Taiwan, a position he has held since 2022. Prior to that, Dr. Hung served as a Professor at the Institute of Management of Technology at National Chiao Tung University in Taiwan from 1990 to 2022. During his time, Dr. Hung taught courses in finance, valuation, entrepreneurship, technology management and innovation. Dr. Hung’s has published extensively in academic journals, and authored two books - Business Valuation: Theories and Practices, and Trend of Innovation: Stories of Trend Technology Inc. Dr. Hung has also held numerous advisory and board positions. Since 2001, Dr. Hung has served as the Chairman of the Chinese Association of Business Valuation. He was a Board Member of the Chinese Society of Management of Technology from 1996 to 2022, Academic Advisor to the Next Generation Mobile Network Alliance from 2014 to 2021 and served on committees at National Chiao Tung University from 2003-2010. Dr. Hung obtained his Ph.D. in Finance from Texas Tech University in 1990, M.A. in Management from Sonoma State University in 1984, and holds a B.S. in Electrical Engineering from National Chiao Tung University in 1979.

Daung-Yen Lu, Nominee Independent Director

Mr. Daung-Yen Lu has over two decades of experience in financial management, securities management, taxation and auditing. Since 2011, Mr. Lu has served as Chairman of China Intangible Assets Appraisement Co., Ltd. During his tenure, Mr. Lu guided and supervised the Company’s strategy and development. From 2008 to 2019, Mr. Lu served as a Part-time Professor at National Chengchi University, where he taught courses in the Graduate Institute of Finance Department. From 2006 to 2009, Mr. Lu served as the Chairman of Taipei Exchange (TPEx) overseeing both the domestic securities market and the expansion of overseas operations. From 2004 to 2006, Mr. Lu served as the Vice Chairperson and Chairperson of the Financial Supervisory Commission (FSC). Mr. Lu obtained his Master's degree in the Department of Finance and Taxation and the Graduate Institute of Public Finance from National Chengchi in 1979 as well as his Bachelor's degree from the Department of Accounting & Statistics of the National Chengchi University in 1966.

The following is a summary of the biographical information of our continuing directors:

Shibasish Sarkar  has served as our Chairman of the Board of Directors and Chief Executive Officer since our inception. Mr. Sarkar has extensive experience with over 30 years in the media industry. Mr. Sarkar has been handling multiple verticals across films, television, animation, gaming content and operations of digital and new media platforms. Between January 2019 and October 2021, Mr. Sarkar had been the Group CEO at Reliance Entertainment and was Group COO from September 2015 to December 2018. Reliance Entertainment is a part of the Reliance ADA Group, a leading private sector business serving over 250 million customers across financial services, infrastructure, power, telecommunications, media and entertainment, and healthcare sectors. While in service, Mr. Sarkar, had also served as director and  member of the senior leadership team of various Reliance ADA Group companies. Mr. Sarkar has hands-on experience and domain expertise within geographic markets of India, UK, Middle East and Asia, having helmed the distribution and production of hundreds of films having collaborated with the leading filmmakers & actors of Indian film industry. Mr. Sarkar has been a pioneer in producing digital content with clients across major OTT and TV Video-On-Demand platforms like Netflix, Amazon Prime Video, Disney+ Hotstar, Jio and SonyLIV etc. Mr. Sarkar is also the President of the Producers Guild Of India. Mr. Sarkar’s significant experience in the media and entertainment industry makes him well qualified to serve as a member of our board of directors.

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Sanjay Wadhwa has served as a member of our Board of Directors since our inception. Since 1993, Mr. Wadhwa has been the Managing Partner of AP International Group, established in 1958, now one of the oldest film studios in southern India. AP International Group has been involved in film financing, acquisition, distribution, and handling of over 1000 films since its inception. Mr. Wadhwa, with over 35 years of experience in the field of Indian media and entertainment industry, has expertise in film financing, international distribution and syndication, digital media services platform and content production. Mr. Wadhwa is a well-known media personality in Southern India and within the Tamil, Telugu, and Malayalam speaking markets in Middle East, North America and South-East Asia, with notable contribution to trade and film exporting organizations. Mr. Wadhwa has been a member of the Entrepreneurs Organization, Chennai since 2000 and was the second Indian to be on the global board of Entrepreneurs Organization, Alexandria, Virginia, USA (2014 to 2017). Mr. Wadhwa also serves as a director on the board of Phonographic Digital Limited and was also the former director in Recorded Music Performance Ltd. We believe that Mr. Wadhwa’s extensive experience in the Indian media and entertainment industry makes him qualified to serve as a member of our board of directors.

Yu-Ping Edward Tsai has served as a member of our Board of Directors since January 31, 2024. Mr. Tsai has over two decades of experience in private equity investment and entrepreneurship in the legal, manufacturing and financial services sectors, with an extensive track record of venture deals. Mr. Tsai is the co-founder of Paradigm Venture Partners, a Taiwan-based venture capital firm, and has been its Chairman since 2000. Mr. Tsai worked as a corporate and securities attorney at Baker & McKenzie, a leading international law firm, from 1989 to 1994. Subsequently, Mr. Tsai was the president of Allianz-President General Insurance from 1997 to 1994 and President and CEO of President Investment Trust Corporation from 1994 to 1997. During his tenure with the Uni-President Group, a multi-billion-dollar conglomerate in China, Mr. Tsai helped build Toppoly which was later on acquired by the Foxconn Group, one the world largest EMS (Electronics Manufacturing Services) providers. Mr. Tsai also serves as independent director of several well- known Taiwanese listed companies, including Weikeng Industrial Co., Ltd. (TWSE: 3033), Welldone Company (TWO: 6170), and CipherLab Information Technology Co., Ltd. (TWO: 6160). Mr. Tsai received a Master’s degree in Laws from Tulane University Law School in 1983, and a Juris Doctor degree from Santa Clara University School of Law in 1988.

Involvement in Certain Legal Proceedings

To the knowledge of our management, there was no material proceeding to which any director or executive officer, or any associate thereof, is a party adverse to us or has a material interest adverse to us.

Director Independence

Nasdaq requires that a majority of our board must be composed of “independent directors,” which is defined generally as a person other than an executive officer or employee of the Company or its subsidiaries or any other individual having a relationship, which, in the opinion of our Board of Directors would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

The Board of Directors has determined that four of its seven directors (Shibasish Sarkar, and Sanjay Wadhwa, Claudius Tsang and Jim Chen) are non-independent directors of the Company and three of its seven directors, Yu-Ping Edward Tsai, Joseph Hung and Daung-Yen Lu are “independent” directors as defined in the applicable Nasdaq listing standards and applicable SEC rules. Mr. Shibasish Sarkar and Mr. Sanjay Wadhwa intends to resign from their position as directors and officers of the Company upon the closing of the transaction contemplated in the SPA. Upon the resignation of Mr. Shibasish Sarkar and Mr. Sanjay Wadhwa, the Board of Directors will be composed of a majority of independent directors. The Company’s audit committee shall consist of three independent directors – Yu-Ping Edward Tsai, Joseph Hung and Daung-Yen Lu. Mr. Joseph Hung is the chair of the audit committee. Our officers are appointed by the Board of Directors and serve at the discretion of the Board of Directors, rather than for specific terms of office.

Audit Committee

We have established an audit committee of our Board of Directors. Yu-Ping Edward Tsai, Joseph Hung and Daung-Yen Lu will serve as members of our audit committee and Mr. Joseph Hung will serve as the chair of the audit committee. Each member of the audit committee is independent under the NASDAQ listing standards and applicable SEC rules. Additionally, each member of the audit committee is financially literate and Mr. Joseph Hung qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

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We have adopted an audit committee charter, which details the principal functions of the audit committee, including, but are not limited to:

•

reviewing and discussing with management and the independent registered public accounting firm the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

•

discussing with management and the independent registered public accounting firm significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•	discussing with management major risk assessment and risk management policies;
•	monitoring the independence of the independent registered public accounting firm;
•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
•	reviewing and approving all related-party transactions;
•	inquiring and discussing with management our compliance with applicable laws and regulations;
•	pre-approving all audit services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms of the services to be performed;
•	appointing or replacing the independent registered public accounting firm;
•

determining the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•

establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Director nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or NASDAQ rules. In accordance with Rule 5605(e)(2) of the NASDAQ rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. Yu-Ping Edward Tsai, Joseph Hung and Daung-Yen Lu will participate in the consideration and recommendation of director nominees. In accordance with Rule 5605(e)(1)(A) of the NASDAQ rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Compensation Committee

We have established a compensation committee of the Board of Directors. Yu-Ping Edward Tsai, Joseph Hung and Daung-Yen Lu will serve as members of our compensation committee and Mr. Joseph Hung will serve as the chair of the compensation committee. Under the NASDAQ listing standards, we are required to have a compensation committee composed entirely of independent directors, except in limited circumstances. We expect that our Board of Directors will determine that each member of the compensation committee is independent.

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We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

•	reviewing and approving the compensation of all of our other executive officers and reviewing and making recommendations with respect to all non-executive officer compensation;
•	reviewing our executive compensation policies and plans;
•	implementing and administering our incentive compensation equity-based remuneration plans;
•	assisting management in complying with our proxy statement and annual report disclosure requirements;
•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;
•	producing a report on executive compensation to be included in our annual proxy statement; and
•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, no compensation of any kind, except for the compensation of $40,000 to Mr. Viswash Joshi, our former chief financial officer, earned in fiscal 2023 pursuant to the employment agreement that he entered into with us on February 8, 2021, as further described in “Executive Officers and Director Compensation”, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

Compensation Committee Interlocks and Insider Participation

To the Company’s knowledge, none of the new officers currently serves, and in the past year has not served, as a member of the Board of Directors or compensation committee of any entity that has one or more officers serving on our Board of Directors.

Code of Ethics

We adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws. The code of ethics codifies the business and ethical principles that govern all aspects of our business. You may review our Code of Ethics by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of our Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Delinquent Beneficial Ownership Reports

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. To the Company’s knowledge, during the year ended March 31, 2023, there were no delinquent filers.

Board Meetings

The Board and its committees held the following number of meetings during the fiscal year ended March 31, 2023:

Board of Directors	6
Audit Committee	7
Compensation Committee	0

The meetings include meetings that were held by means of a conference telephone call, but do not include actions taken by unanimous written consent.

Each director attended at least 75% of the total number of meetings of the Board of Directors and those committees on which he served during the year.

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BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

 At the advice of other members of the management or the Board, or Chairperson calls meetings of the Board when necessary. After the election, we have three independent directors. Our Board has two standing committees, each of which is comprised solely of independent directors with a committee chair. The Board believes that the Company’s chief executive officer is best situated to serve as chairman of the Board because he is the director most familiar with our business and the director most capable of identifying strategic priorities and executing our business strategy. In addition, having a single leader eliminates the potential for confusion and provides clear leadership for the Company. We believe that this leadership structure has served the Company well. Our Board has overall responsibility for risk oversight. The Board has delegated responsibility for the oversight of specific risks to Board committees as follows:

•	The Audit Committee oversees the Company’s risk policies and processes relating to the financial statements and financial reporting processes, as well as key credit risks, liquidity risks, market risks and compliance, and the guidelines, policies and processes for monitoring and mitigating those risks.

•	The Compensation Committee oversees the compensation of our chief executive officer and our other executive officers and reviews our overall compensation policies for employees.

The Board is responsible to approve all related party transactions according to our Code of Ethics. We have not adopted written policies and procedures specifically for related person transactions.

STOCKHOLDER COMMUNICATIONS

Stockholders who wish to communicate with the Board or with specified members of the Board should do so by sending any communication to 1604 US Highway 130 North Brunswick, NJ, 08902 ; Attention: _Ms. Priyanka Agarwal.

Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Our Secretary will forward such communication to the full Board or to any individual member or members of the Board to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Founder Shares

On February 9, 2021, the Sponsor paid an aggregate of $25,000 to cover certain expenses on behalf of the Company in exchange for the issuance of 5,750,000 share of common stock (the “Founder Shares”). The Founder Shares included an aggregate of up to 750,000 shares of common stock subject to forfeiture to the extent that the underwriters’ over-allotment option was not exercised in full or in part, so that the Sponsor would own, on an as-converted basis, 20% of the Company’s issued and outstanding shares after the Initial Public Offering (not including the Private Units and underlying securities and assuming the Sponsor did not purchase any Public Shares in the Initial Public Offering). On August 6, 2021, the underwriters’ exercised the over-allotment option in full, thus these shares are no longer subject to forfeiture.

The Sponsor and the other holders of the Founder Shares (the “initial stockholders”) have agreed not to transfer, assign or sell any of the Founder Shares (except to certain permitted transferees) until, with respect to 50% of the Founder Shares, the earlier of six months after the date of the consummation of an initial Business Combination and the date on which the closing price of the Company’s common stock equals or exceeds $12.50 per share for any 20 trading days within a 30-trading day period following the consummation of an initial Business Combination and, with respect to the remaining 50% of the Founder Shares, six months after the date of the consummation of an initial Business Combination, or earlier in each case if, subsequent to an initial Business Combination, the Company completes a liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

On July 22, 2021, the Sponsor sold 30,000 of its Founder Shares to each of its five independent directors (the “Directors”) (or 150,000 Founder Shares in total) for cash consideration of approximately $0.004 per share. These awards are subject to ASC 718. In accordance with ASC 718, the Company recognized compensation expense in an amount equal to the number of Founders Shares sold times the grant date fair value per share less the amount initially received for the purchase of the Founders Shares. The value of the Founder Shares sold to the Directors was determined to be $787,500 as of July 22, 2021. As such, the Company recognized compensation expense of $786,848 within stock-based compensation expense in the Company’s Statements of Operations for the period from January 15, 2021 (inception) through December 31, 2021.

On September 17, 2021, the Sponsor sold 25,000 of its Founder Shares to an additional independent director (the “Additional Director”) for consideration of approximately $0.004 per share. These awards are subject to ASC 718. In accordance with ASC 718, the Company recognized compensation expense in an amount equal to the number of Founders Shares sold times the grant date fair value per share less the amount initially received for the purchase of the Founders Shares. The value of the Founder Shares sold to the Additional Director was determined to be $141,250 as of September 17, 2021. As such, the Company recognized compensation expense of $141,150 within stock-based compensation expense in the Company’s Statements of Operations for the period from January 15, 2021 (inception) through December 31, 2021.

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On September 17, 2021, the Sponsor sold 75,000 of its Founder Shares to an independent consultant (the “Consultant”) for consideration of approximately $0.004 per share. These awards are subject to ASC 718. In accordance with ASC 718, the Company recognized compensation expense in an amount equal to the number of Founders Shares sold times the grant date fair value per share less the amount initially received for the purchase of the Founders Shares. The value of the Founder Shares sold to the Consultant was determined to be $423,750 as of September 17, 2021. As such, the Company recognized compensation expense of $423,450 within stock-based compensation expense in the Company’s Statements of Operations for the period from January 15, 2021 (inception) through December 31, 2021.

Promissory Notes - Related Party

On February 1, 2021, the Company issued an unsecured promissory note to the Sponsor (the “Initial Promissory Note”), pursuant to which the Company could borrow up to an aggregate of $300,000 to cover expenses related to the Initial Public Offering. On April 6, 2021, and June 17, 2021, the Company issued additional unsecured promissory notes to the Sponsor (the “Additional Promissory Notes” and, together with the “Initial Promissory Note”, the “IPO Promissory Notes”), pursuant to which the Company may borrow up to an additional aggregate principal amount of $200,000. The IPO Promissory Notes were non-interest bearing and payable on the earlier of (i) March 31, 2022, or (ii) the consummation of the Initial Public Offering. The outstanding balance under the Promissory Notes was repaid on August 6, 2021.

On January 14, 2022, the Company issued an unsecured promissory note to the Sponsor (the “Post-IPO Promissory Note”), pursuant to which the Company could borrow up to an aggregate of $500,000 in two installments of (i) $300,000 during the month of March 2022, and (ii) $200,000 during the month of June 2022 at the Company’s discretion. The Post-IPO Promissory Note is non-interest bearing and payable promptly after the date on which the Company consummates an initial Business Combination.

On March 29, 2022, the Company amended and restated the Post-IPO Promissory Note, such that the aggregate amount the Company can borrow at its discretion under the note increased from $500,000 in two installments as described above, to up to $750,000 in three installments of (i) up to $195,000 no later than February 28, 2022, (ii) up to $355,000 no later than April 30, 2022, and (iii) up to $200,000 no later than June 30, 2022. No other terms were amended pursuant to this amendment and restatement. As of March 31, 2023 and March 31, 2022, the amount outstanding on the promissory note was $750,000 and $195,000 respectively.

On August 10, 2022, the Company issued an unsecured promissory note to the Sponsor (the “August 2022 Promissory Note”), pursuant to which the Company may borrow up to an aggregate of $895,000 in three installments of (i) up to $195,000 no later than July 31, 2022, (ii) up to $500,000 no later than October 31, 2022, and (iii) up to $200,000 no later than January 31, 2023, at the Company’s discretion. The August 2022 Promissory Note is non-interest bearing and payable promptly after the date on which the Company consummates an initial Business Combination. As of March 31, 2023, and March 31, 2022, the amount outstanding on the August 2022 Promissory Note was $895,000 and $0 respectively.

On November 18, 2022, the Company issued an unsecured promissory note to the Sponsor (the “November 2022 Promissory Note”), pursuant to which the Company may borrow up to an aggregate of $300,000 no later than March 31, 2023, at the Company’s discretion. The November 2022 Promissory Note is non-interest bearing and payable promptly after the date on which the Company consummates an initial Business Combination. As of March 31, 2023, and March 31, 2022, the amount outstanding on the November 2022 Promissory Note was $300,000 and $0 respectively.

On February 14, 2023, the Company issued an unsecured promissory note to the Sponsor (the “February 2023 Promissory Note”), pursuant to which the Company may borrow up to an aggregate amount of up to $500,000 in four installments of (i) up to $150,000 no later than February 28, 2023, (ii) up to $200,000 no later than March 31, 2023, (iii) up to $50,000 no later than April 30, 2023, and (iv) up to $100,000 no later than July 31, 2023, upon the request by the Company at the Company’s discretion. The February 2023 Promissory Note is non-interest bearing and payable promptly after the date on which the Company consummates an initial Business Combination. As of March 31, 2023, and March 31, 2022, the amount outstanding on the February 2023 Promissory Note was $180,541 and $0 respectively.

Administrative Support Agreement

The Company entered into an agreement, commencing on the effective date of the Initial Public Offering, to pay the Sponsor up to a total of $10,000 per month for office space, administrative and support services. Upon completion of a Business Combination or liquidation, the Company will cease paying these monthly fees. In April 2023 the agreement was terminated and the amount due was waived off. As of June 30, 2023, and June 30, 2022, the amount outstanding under this agreement is $0 and $110,000, respectively.

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the initial stockholders or an affiliate of the initial stockholders or certain of the Company’s directors and officers may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such loans may be convertible into units of the post-Business Combination entity at a price of $10.00 per unit at the option of the lender. The units would be identical to the Private Units.

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Loan and Transfer Agreement

On January 26, 2023, the Company entered into a Loan and Transfer Agreement, dated as of the date hereof (the “Loan Agreement”), by and among the Company, Content Creation Media, LLC (the “Sponsor”), and the lender named therein (the “Lender”), pursuant to which the Sponsor  was permitted to borrow $385,541 (the “Initial Loan”) and $128,513 per month, at the Company’s discretion (each a “Monthly Loan” and collectively with the Initial Loan, the “Loan”) which will in turn be loaned by the Sponsor to the Company, to cover certain extension payments to the trust account of the Company. Pursuant to the Loan Agreement, the Loan shall be payable within five (5) days of the date on which Company consummates its de-SPAC transaction.

As additional consideration for the Lender making the Initial Loan available to Sponsor, the Company shall issue 500,000 shares of Common Stock to the Lender (the “Initial Securities”), and as additional consideration for the lender making each Monthly Loan available to Sponsor, the Company shall issue 166,700 shares of Common Stock to Lender for each Monthly Loan. Such securities shall be subject to no transfer restrictions or any other lock-up provisions, earn outs or other contingencies, and shall promptly be registered pursuant to the first registration statement filed by the Company or the surviving entity following the de-SPAC Closing in connection with the de-SPAC Closing, or if no such registration statement is filed in connection with the de-SPAC Closing, the first registration statement filed subsequent to the de-SPAC Closing, which will be filed no later than 45 days after the de-SPAC Closing and declared effective no later than 90 days after the de-SPAC Closing.

The proceeds of the Loan were used for the Company to fund amounts deposited into the Company’s trust account in connection with each extension of the time available for the Company to consummate a business combination.

General

Our sponsor, officers and directors, or any of their respective affiliates, are entitled to be reimbursed for certain bona-fide, documented out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

No compensation or fees of any kind, including finder’s fees, consulting fees and other similar fees, will be paid to our insiders or any of the members of our management team, for services rendered prior to or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is).

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our audit committee and a majority of our uninterested “independent” directors, or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our audit committee and a majority of our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Related Party Policy

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our issued and outstanding common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

We also require each of our directors and executive officers to annually complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

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To further minimize conflicts of interest, we have agreed not to consummate our initial business combination with an entity that is affiliated with any of our insiders, officers or directors unless we have obtained an opinion from an independent investment banking firm and the approval of a majority of our disinterested and independent directors (if we have any at that time) that the business combination is fair to our unaffiliated stockholders from a financial point of view. In no event will our insiders, or any of the members of our management team be paid any finder’s fee, consulting fee or other similar compensation prior to, or for any services they render in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is).

Term of Office

If they are elected, Sanjay Wadhwa and Shibasish Sarkar will be elected as Class I directors, Claudius Tsang and Yu-Ping Edward Tsai will be elected as Class II directors, and Daung-Yen Lu, Jim Chen, and Joseph Hung will be elected as Class III directors.  The term of the (i) Class I directors will end at our annual meeting held in 2025, (i) Class II directors will end at our annual meeting held in 2026, and (i) Class III directors will end at our annual meeting held in 2027.

Vote Required and Board of Directors’ Recommendation

The nominees receiving a plurality of the votes cast will be elected to the Board (ie, the seven persons receiving the highest number of votes will be elected). If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.

The Board recommends a vote FOR the election of all the above director-nominees.

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EXECUTIVE OFFICERS AND DIRECTOR COMPENSATION

None of our executive officers and directors receive any compensation for their services to us, except for the compensation of $40,000 to Mr. Viswash Joshi, our former chief financial officer pursuant to an employment agreement that he entered into with us on February 8, 2021, as further described below. No other compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors, prior to, or for any services they render in order to effectuate, the consummation of a business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors and audit committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged. No compensation was paid to any person in the fiscal year ended March 31, 2023.

On February 8, 2021, the Company entered into an agreement with Vishwas Joshi to act as Chief Financial Officer of the Company for a period of twenty-four months from the date of listing of the Company on NASDAQ. The Company has agreed to pay Mr. Joshi up to $400,000, subject to the Company successfully completing a Business Combination. If the Company does not complete a Business Combination within the Combination Period, the Company has agreed to pay Mr. Joshi $40,000. The expense accrued under this agreement is $40,000 as of June 30, 2023. On July 21, 2023, the Company extended the tenure of the agreement from July 27, 2023, to September 30, 2023, and the tenure was not further extended after September 30, 2023.

Other than above, none of our officers or directors have received any compensation for services rendered to us. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers or directors, or our or their affiliates. Any such payments prior to an initial business combination will be made from funds held outside the trust account. Other than quarterly audit committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and officers for their out-of-pocket expenses incurred in connection with our activities on our behalf in connection with identifying and consummating an initial business combination.

Other than the aforementioned payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, will be paid by the company to our Sponsor, officers and directors, or any of their respective affiliates, prior to completion of our initial business combination.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our stockholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

OUTSTANDING EQUITY AWARDS AT 2023 FISCAL YEAR-END

There were no option exercises for the year ended March 31, 2023 or options outstanding as of March 31, 2023.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee, on behalf of the Board, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, our compliance with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.  Currently, the Board only has three members, including  one independent member and the Audit Committee will be reconstituted with three independent member after the conclusion of the annual meeting. At the time the audited financial statements for the year ended March 31, 2023 were audited, an independent Audit Committee was in place and approved such financial statements.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee reviewed and discussed our audited financial statements for the year ended March 31, 2023 with management and with our independent registered public accounting firm. The Audit Committee discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management. In addition, no non-audit services were provided by our independent registered public accounting firm in 2023 was compatible with maintaining our registered public accounting firm’s independence and has concluded that it was.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2023.

This is submitted by the Board of Directors in lieu of the Audit Committee, the members of which resigned in December 2023.  Yu Ping Edward Tsai  is independent as defined under the standards of the SEC and the Nasdaq Stock Market.

Respectfully submitted by the Board of Directors,

Sanjay Wadhwa

Shibasish Sarkar

Yu-Ping Edward Tsai

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

The Audit Committee has selected the firm of MERCURIUS & ASSOCIATES LLP (Formerly known as AJSH & Co LLP (“Mercurius”), an independent registered public accounting firm, as our auditors for the fiscal year ending March 31, 2023.

INDEPENDENT AUDITOR INFORMATION

Representatives of Mercurius have been invited to but are not expected to be present at the Annual Meeting.  Mercurius was engaged by us on June 24, 2023.

Audit Fees

We incurred approximately $35,000 and $0 for professional services rendered by our registered independent public accounting firm, Mercurius, for the audit and reviews of the Company’s financial statements for each of fiscal 2023 and 2022, respectively.

Audit-Related Fees

We did not incur any audit-related fees to Mercurius in each of fiscal 2023 and 2022.

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Tax Reporting Preparation Fees

We did not incur any tax fees to Mercurius in each of fiscal 2023 and 2022.

All Other Fees

We did not incur any fees from our registered independent public accounting firms for services rendered to us, other than the services covered in “Audit Fees” and “Audit-Related Fees” for the fiscal years ended March 31, 2023 and 2022.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and non-audit services performed by the Company’s auditor and the fees to be paid in connection with such services in order to assure that the provision of such services does not impair the auditor’s independence.

With respect to the Company’s auditing and other non-audit related services rendered by its registered independent public accounting firm for the years ended March 31, 2023 and 2022, all engagements were entered into pursuant to the Audit Committee’s pre-approval policies and procedures.

OTHER MATTERS

Stockholder Proposals

No business may be transacted at any annual general meeting or Annual General Meeting other than business that is either (i) specified in the notice of the general meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in our governing documents.

Other Business

The Board does not know of any other matters to be presented at the Annual General Meeting. If any additional matters are properly presented at the Annual General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Principal Executive Offices

Our principal executive offices are located at 1604 US Highway, 130 North Brunswick, NJ, 08902. Our telephone number is (212) 960-3677.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information available to us as of the Record Date, with respect to our shares of common stock held by:

•	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding common stock;

•	each of our executive officers and directors and director nominees; and

•	all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 7,522,430 shares of common stock outstanding as of the Record Date, including 975,530 public shares. Voting power represents the combined voting power of shares of common stock owned beneficially by such person. The following table does not reflect record of beneficial ownership of any shares of common stock issuable upon conversion of the rights or exercise of the warrants, as the rights and warrants are not exercisable within 60 days of the Record Date.

	Number of Shares Beneficially Owned	Percentage of Outstanding Shares

Directors and Officers(1)
Shibasish Sarkar (2)	6,296,900	83.71%
Sanjay Wadhwa	—	—
Yu-Ping Edward Tsai	—	—
All officers and directors as a group (3 individuals)	6,296,900	83.71%
Holders of more than 5% of our outstanding common stock
Content Creation Media LLC (2)(3)	6,296,900	83.71%

(1)	Unless otherwise noted, the business address of each of our stockholders listed is 1604 US Highway, 130 North Brunswick, NJ, 08902.
(2)

Consists of shares owned by Content Creation Media LLC, over which Shibasish Sarkar, our Chairman and Chief Executive Officer, has voting and dispositive power over the shares owned by Content Creation Media LLC. Mr. Sarkar disclaims beneficial ownership of such shares, except to the extent of any pecuniary interest therein.

(3)

Content Creation Media LLC, our Sponsor, is the record holder of such shares. Shibasish Sarkar is the sole managing member of our Sponsor. The address of this stockholder is 1604 US Highway 130, North Brunswick, NJ 08902.

On November 10, 2023, the Company entered into a Securities Purchase Agreement (as amended on January 31, 2024, the “Securities Purchase Agreement”) with JC Unify Capital (Holdings) Limited, a BVI company (the “Buyer”), Content Creation Media LLC, a Delaware limited liability company (the “Sponsor”), and Shibasish Sarkar, (“Seller”, together with the Sponsor the “Sellers”), pursuant to which (i) the Sponsor agreed to sell, and the Buyer agreed to purchase, 4,125,000 shares of common stock and 657,675 private placement units of the Company, which represents approximately 76% of the total Company Securities owned by the Sponsor (“Transferred Sponsor SPAC Securities”) for an aggregate purchase price of $1.00 (the “Closing Cash Purchase Price”), (ii) the closing of the transactions contemplated by the Securities Purchase Agreement (the “Closing”) shall take place as soon as practicable after signing of the Securities Purchase Agreement, on such time and date as may be mutually agreed by the Buyer and the Sellers, subject to satisfaction of the conditions set forth in the Securities Purchase Agreement.

The obligation of the Buyer and Sellers in connection with the Closing are subject to the satisfaction (or waiver) of the certain conditions as described in the Securities Purchase Agreement

At the Closing, (i) Seller shall deliver to Buyer (or its designated assignee) an assignment of the Transferred Sponsor SPAC Securities against payment of the Closing Cash Purchase Price to an account designated by the Seller; and (ii) there shall be delivery by all service providers and creditors of the Company of a release and satisfaction agreement of certain amounts owed to such services providers by the Company. In addition, in connection with the transactions contemplated by the Securities Purchase Agreement, the officers and certain of the directors (representing a minority of the Board) of the Company will be replaced by officers and directors selected by the Buyer. Mr. Shibasish Sarkar and Mr. Sanjay Wadhwa intends to resign from their positions as directors and officers of the Company upon the Closing of the transaction contemplated by the Securities Purchase Agreement.

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STOCKHOLDER PROPOSALS

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the 2025 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the shareholder proposals must be received by our Secretary at our principal executive office on or before October 5, 2024. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Stockholders who wish to make a proposal at the 2025 Annual Meeting, other than one that will be included in our proxy materials, must notify us no later than December 19, 2024. If a shareholder who wishes to present a proposal fails to notify us by December 19, 2024, the proxies that management solicits for the meeting will confer discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting.

ANNUAL REPORT

Upon written request to International Media Acquisition Corp., 1604 US Highway 130 North Brunswick, NJ 08902, Attn: Priyanka Agarwal, we will provide without charge to each person requesting a copy of our 2023 Annual Report, including the financial statements filed therewith. We will furnish a requesting stockholder with any exhibit not contained therein upon specific request. In addition, this Proxy Statement, as well as our 2023 Annual Report, is available on our Internet website at www.imac.org.in/AGM/default.aspx

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

For stockholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 1604 US Highway, 130 North Brunswick, NJ, 08902, or (212) 960-3677, to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

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WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the proposal to be presented at the Annual General Meeting, you should contact the Company at the following address and telephone number:

International Media Acquisition Corp.

1604 US Highway

130 North Brunswick, NJ, 08902

Telephone: (212) 960-3677

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

If you are a stockholder of the Company and would like to request documents, please do so by February 6, 2024 (one week prior to the Annual General Meeting), in order to receive them before the Annual General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

* * *

The Board does not know of any other matters to be presented at the Annual General Meeting. If any additional matters are properly presented at the Annual General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Annual General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

January 31, 2024

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International Media Acquisition Corp.

1604 US Highway

130 North Brunswick, NJ, 08902

The undersigned hereby appoints Shibasish Sarkar, or the Chairperson of the general meeting as  proxy of the undersigned to attend the Annual General Meeting (the “Annual General Meeting”) of International Media Acquisition Corp., a Delaware limited liability company (the “Company”), will be held on February 13, 2024, at 9:00a.m., Eastern Time, at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, NY 10154, or at such other time, on such other date and at such other place to  which the meeting may be postponed or adjourned, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Annual General Meeting dated January 31, 2024 (the “Notice”), a copy of which has been received by the undersigned as set forth below.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”	Please mark vote as	☒
THE PROPOSAL 1	indicated in
this example

1.

To elect seven individuals to serve as  directors until the expiration of their terms or until his or her respective successor has been duly elected and qualified or until his or her earlier resignation, removal or death. If they are elected, Sanjay Wadhwa and Shibasish Sarkar will be elected as Class I directors, Claudius Tsang and Yu-Ping Edward Tsai will be elected as Class II directors, and Daung-Yen Lu, Jim Chen, and Joseph Hung will be elected as Class III directors.  The term of the (i) Class I directors will end at our annual meeting held in 2025, (i) Class II directors will end at our annual meeting held in 2026, and (i) Class III directors will end at our annual meeting held in 2027.(Check one)

FOR all nominees listed below (except as indicated). ☐

WITHHOLD AUTHORITY to vote for all nominees listed below. ☐

If you wish to withhold your vote for any individual nominee, strike a line through that nominee’s name set forth below:

Shibasish Sarkar
Sanjay Wadhwa
Yu-Ping Edward Tsai
Claudius Tsang
Jim Chen
Joseph Hung
Daung-Yen Lu

Dated: , 2024

Signature

(Signature if held Jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

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